UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): April 9, 2010

Thomas Pharmaceuticals, Ltd.
(Exact name of registrant as specified in its chapter)

New Jersey	333-142104	20-3954826
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Highway 34, Matawan, NJ		07747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:       (732) 441-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01 Other Events.

On April 9, 2010, discussions between Thomas Pharmaceuticals, Ltd. and Global Medical Equipment of AZ, LLC.  pursuant to the non-binding Letter of Intent dated February 17, 2010 were terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Pharmaceuticals, Ltd.

Date: December 2, 2010                                                                           By:           /s/ Frank Esser
Frank Esser
Director